EXHIBIT 10.1

LASALLE BUSINESS CREDIT, LLC
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                                                           Member ABN AMRO Group

135 South LaSalle Street
Suits 425
Chicago, Illinois 60603                                August 19, 2003
(312) 904-8490

The Singing Machine Company, Inc.
6601 Lyons Road
Suite A-7
Coconut Creek, Florida 33073

         RE: FOURTEENTH AMENDMENT

Gentlemen:

         The Singing Machine Company, Inc., a Delaware corporation ("Borrower") and LaSalle Business Credit, LLC, a Delaware limited liability company ("Leader") have entered into that certain Loan and Security Agreement dated April 26, 2001 (the "Security Agreement"). From time to time thereafter, Borrower and Bank may have executed various amendments (each an "Amendment" and collectively the "Amendments") to the Security Agreement (the Security Agreement and the Amendments hereinafter are referred to, collectively, as the "Agreement"). Borrower and Lender now desire to further amend the Agreement as provided herein, subject to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. The Agreement hereby is amended as follows:

         (a) Subparagraph 11(o) of the Agreement is deleted in its entirety and the following is substituted in its place:

             (o) Borrower's Tangible Net Worth shall not at any time be less than the "Minimum Tangible Net Worth"; Minimum Tantible Net Worth being defined for purposes of this subparagraph as Eleven Million Nine Hundred Thousand and No/100 Dollars ($11,900,000.00) at all times through March 31, 2003.
                 Commencing April 1, 2003 through August 30, 2003 Minimum Tangible Net Worth shall be equal to Ten Million and No/100 Dollars ($10,000,000.00). Commencing August 31, 2003
                 through March 31, 2004 Minimum Tangible Net Worth shall be equal to Fifteen Million and No/100


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LASALLE BUSINESS CREDIT, LLC
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                                                           Member ABN AMRO Group
The Singing Machine Company, Inc.
August 19, 2003
Page 2

                 Dollars ($15,000,000.00); and "Tangible Net Worth" being defined for purposes of this subparagraph as Borrower's shareholders' equity (including retained earnings) less the book value of all intangible assets as determined solely by Lender on a consistent basis pllus the amount of any LIFO reserve plus the amount of any debt subordinated to Lender, all as determined under generally accepted accounting principles applied on a basis consistent with the financial statement dated March 31, 2003, except as set forth herein;

         (b) Paragraph (l) of Exhibit A of the Agreement is deleted in its entirety and the following is substituted in its place:

             (1) LOANS: Subject io the terms and conditions of the Agreement and the Other Agreements, Lender shall, absent the occurrence of an Event of Default, advance an amount up to the sum of the following sublimits (the "Loan Limit"):

                 (a) (i) Up to seventy percent (70%), or such lesser percentage as determined by Lender in its sole discretion exercised in good faith, of the face amount (less maximum discounts, credits and allowances which may be taken by or granted to Account Debtors in connection therewith in the ordinary course of Borrower's business) of Borrower's Eligible Accounts from July 31, 2003 through November 29, 2003; (ii) up to sixty percent (60%), or such lesser percentage as determined by Lender in its sole discretion exercised in good faith, of the face amount (less maximum discounts, credits and allowances which may be taken by or granted to Account Debtors in connection therewith in the ordinary course of Borrower's business) of Borrower's Eligible Accounts from November 30, 2003 through December 14, 2003;
                     (iii) up to fifty percent (50%), or such lesser percentage as determined by Lender in its sole discretion exercised in good faith, of the face amount (less maximum discounts,


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LASALLE BUSINESS CREDIT, LLC
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                                                           Member ABN AMRO Group
The Singing Machine Company, Inc.
August 19, 2003
Page 3

                     credits and allowances which may be taken by or granted to Account Debtors in connection therewith in the ordinary course of Borrower's business) of Borrower's Eligible Accounts from December 15, 2003 through January 14, 2004;
                     (iv) up to twenty-five percent (25%), or such lesser percentage as determined by Lendar in its sole discretion exercised in good faith, of the face amount (less maximum discounts, credits and allowances which may be taken by or granted to Account Debtors in connection therewith in the ordinary course of Borrower's business) of Borrower's Eligible Accounts from January 15, 2004 through January 31, 2004; (v) up zero percent (0%), or such lesser percentage as determined by Lender in its sole discretion exercised in good faith, of the face amount (less maximum discounts, credits and allowances which may be taken by or granted to Account Debtors in connection therewith in the ordinary course of Borrower's business) of Borrower's Eligible Accounts from February 1, 2004 through March 31, 2004; plus

                 (b) Subject to subparagraph (3)(a) of this Exhibit A, the
                     lesser of: up to twenty-five percent (25%), or such lesser percentage as determined by Lender in its sole discretion exercised in good faith, of the lower of the cost or market value of Borrower's Eligible Inventory or Six Million and No/100 Dollars ($6,000,000.00), provided, however, that said subllmit shall reduce by the greater of sixty percent (60%) of the cost of inventory sold from August 1, 2003 forward (to be computed weekly), or by One Million Five Hundred Thousand ($1,500,000.00) each month beginning Augu:at 31, 2003 and on the same day of each month thereafter until said sublimit reaches zero; plus

                 (c) Subject to subparagraph (3)(a) of this Exhibit


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LASALLE BUSINESS CREDIT, LLC
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                                                           Member ABN AMRO Group
The Singing Machine Company, Inc.
August 19, 2003
Page 4

                     A, up to forty percent (40%), or such lesser percentage as determined by Lender in its sole discretion exercised in good faith, of the lower of the cost or market value of Borrower's new Eligible Inventory or Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00); provided, however, said sublimit shall reduce to zero on December 31, 2003 and thereafter;

                 (d) Subject to subparagraph (3)(a) of this Exhibit A, up to sixty percent (60%), or such lesser percentage as determined by Lender in its sole discretion exercised in good faith, against the face amount of commercial Letters of Credit issued or guaranteed by Lender for the purpose of purchasing Eligible Inventory; provided, that such commercial Letters of Credit are in form and substance satisfactory to Lender or up to Three Million and No/100 Dollars ($3,000,000.00); minus

                 (e) Such reserves as Lender elects, in its sole discretion exercised in good faith, to establish from time to time, including without (limitation, an additional dilution reserve in the amount Five Hundred Thousand and No/100 Dollars ($500,000.00) against Borrower's "Eligible Accounts" upon the execution of this Fourteenth Amendment, increasing the amount to One Million and No/100 Dollars ($1,000,000.00) by September 15, 2003;

                     provided, that the aggregate amount of advances made pursuant to subparagraphs (b) and (c) above shall in no event exceed Seven Million and No/100 Dollars ($7,500,000.00);

                     further provided, that the Loan Limit shall in no event exceed (i) Twelve Million Five Hundred Thousand and No/100 Dollars ($12,500,000.00) during the period of July


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LASALLE BUSINESS CREDIT, LLC
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                                                           Member ABN AMRO Group
The Singing Machine Company, Inc.
August 19, 2003
Page 5

                     31, 2003 through November 29, 2003; (ii) Nine Million and No/100 Dollars ($9,00O,000.00) during the period of November 30, 2003 through December 6, 2003; (iii) Seven Million and No/100 Dollars ($7,000,000.00) on December 7, 2003 through December 14, 2003; (iv) Five Million and No/100 Dollars ($5,000,000.00) during the period of December 15, 2003 through January 14, 2004; (v) Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) during the period of January 15, 2004 through January 31, 2004; and (vi) Zero and No/100 Dollars ($0.00) during the period of February 1, 2004 through March 31, 2004, (the "Maximum Loan Limit"), except as such amount may be increased or, following the occurrance of an Event of Default, decreased by Lender, in its sole discretion, exercised in good faith, from time to time.

         (c) Subparagraph (3)(a) of Exhibit A of the Agreement is deleted in its entirety and the following is substituted in its place:

             (a) Specific Category Inventory: With respect to the advance described in subparagraphs (1)(b), {1}(c) and (1)(d) of this Exhibit A, such inventory shall consist solely of finished goods in the form of karaoke machines.

         (d) Paragraph (4) of Exhibit A of the Agreement is deleted in its entirety and the following is substitutr:d in its place:

             (4) INTEREST RATE: Each Loan shall bear interest at the rate of Two and one-half percent (2 1/2%) per annum in excess of LaSalle Bank National Association's publicly announced prime rate (which is not intended to be LaSalle Bank National Association's lowest or most favorable rate in effect at any time) (the "Prime Rate") in effect from time to time, payable on the last business day of each month in arrears. Said rate of interest shall increase or decrease by an amount equal to each increase or decrease in the Prime Rate effective on


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LASALLE BUSINESS CREDIT, LLC
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                                                           Member ABN AMRO Group
The Singing Machine Company, Inc.
August 19, 2003
Page 6

                 the effective date; of each such change in the Prime Rate. Upon the occurrence of an Event of Default, each Loan shall bear interest at the rate of two percent (2%) per annum in excess of the interest rate otherwise payable thereon, which interest shaill be payable on demand. All interest shall be calculated on the basis of a 360-day year.

         (e) Paragraph (5)(c) of Exhibit A of the Agreement is deleted in its entirety and the following is substituted in its place;

                 (c) One-Time Amendment Fee: Borrower shall pay to Bank a one-time amendment fee of Twenty-five Thousand and No/100 Dollars ($25,000.00), which fee shall be deemed fully earned on the date of this Fourteenth Amendment and payable on or before August 31, 2003.

         (f) Paragraph (5) of Exhibit A of the Agreement is amended to add the following provision:

             (d) Success Fee: Borrower shall pay to Bank a success fee of Three
                 Hundred Thousand and No/100 Dollars ($300,000.00), which fee shall be deemed fully earned on the date hereof and payable on March 31, 2004, or upon payment in full of all Liabilities, whichever is sooner.

         (g) Paragraph (6) of Exhibit A of the Agreement is amended to add the following provision:

             (6).(1) The date of the Original Term set forth in paragraph 9 of the Agreement is deleted and the date of March 31, 2004 is substituted in its place.

         (h) Paragraph (7) Subparagraph (8)(c) of Exhibit A of the Agreement entitled "Change of Management Default" and "Validity Agreements", respectively, are deleted in their entirety and the phrase "Intentionally Omitted" is substituted in their place.

         (i) Paragraph (11) of Exhibit A of the Agreement is deleted in its entirety and the following substituted in its place:
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LASALLE BUSINESS CREDIT, LLC
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The Singing Machine Company, Inc.                         Member ABN AMRO Group
August 19, 2003
Page 7

                    11).(1) Subordination Agroement: Prior to August 31,2003,
                            Borrower shall cause the appropriate parties to Invest an additional minimum of Three Million and No/100 Dollars ($3,000,000.00) into Borrower in the form of subordinated debt. Relative thereto, Borrower shall cause each such subordinated debt holder to execute and deliver to Bank a Subordination Agreement in form and substance satisfactory to Bank in its sole discretion. Upon receipt of evidence by Bank of the information of an additional minimum of Three Million and No/100 Dollars ($3,000,000.00) into Borrower in form of subordinated debt, Bank shall release to Borrower that certain Standby Letter of Credit No. G5027 issued by Bank Von Ernst in the amount of $1,000,000,00.

         (j) Exhibit B to the Agreement is amended and restated as attached hereto and made a part hereof.

         2. As of March 31, 2003, Bank hereby waives the Events of
Default existing under, and as defined in, Section 12 of Agreement because of the occurrence of the following event:

             (a) Borrower's failure to maintain a Minimum Net Worth as set forth in Subparagraph 11(0) of the Agreement.

             (b) Borrower's failure; to retain Edward Steele and John Klecha as the Chief Executive Officer and President, respectively, of Borrower as set forth in Paragraph (7) of Exhibit A of the: Agreement.

         3. This Amendment shall not become effective until fully executed by all parties hereto.

         4. Except as expressly amended hereby and by any other supplemental documents or instruments executed by either party hereto in order to effectuate the transactions contemplated hereby, the Agreement and Exhibit A thereto hereby are ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the terms thereof.

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LASALLE BUSINESS CREDIT, LLC
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The Singing Machine Comany, Inc.                           Member ABN AMRO Group
August 19, 2003
Page 8


                                             LASALLE BUSINESS CREDIT, LLC, A
                                             DELAWARE LIMITED LIABILITY COMPANY



                                             By /s/ Casey Orlowsky
                                               -------------------------------

                                             Title    Vice President
                                                   ---------------------------


ACKNOWLEDGED AND AGREED TO
this 19th day of August, 2003

The Singing Machine Company, Inc.


By /s/ Yi Ping Chan
  ----------------------
       Yi Ping Chan

Title: Chief Operating Officer


By /s/ April J. Green
   -------------------------
       April J. Green

Title: Chief Financial Officer

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EXHIBIT B - BUSINESS AND COLLATERAL LOCATIONS
---------------------------------------------

         Attached to and made a part of that certain Loan and Security Agreement, as it may be amended in accordance with its terms from time to time, including all exhibits attached thereto (the "Agreement") dated April 26, 2001 between THE SINGING MACHINE COMPANY, INC. ("Borrower") and LASALLE BUSINESS CREDIT, LLC, A DELAWARE LlMIITED LIABILITY COMPANY, SUCCESSOR BY MERGER TO LASALLE BUSINESS CREDIT, INC. ("Lender").

A. Borrower's Business Locations (please indicate which location is the principal place of business and at which locations originals and all copies of Borrower's books, records and accounts are kept).

          1.      6601 Lyons Road
                  Suite A-7   (including Suite A-6 and Suite A-8)
                  Coconut Creek, Florida 33073
                  (leased location/principal place of business)

B. Other locations of Collateral (including, without limitation, warehouse locations, processing locations, consignment locations) and all post office boxes of Borrower. Please Indicate the relationship of such location to Borrower (i.e. public warehouse, processor, etc.).

1. c/o El Mar Plastics                            2. 303 West Artesia Blvd.
   840 Walnut Street                                 Compton, California 90220
   Carson City, California 90746                     [leased location]
   [public warehouse location]

3. 1975 Charles Willard Street                    4. Ocean Centre
   Rancho Dominguez, California                      5 Canton Rd. Suite 1210
   [leased location]                                 RST
                                                     Hong Kong
                                                     [leased office space]


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EXHIBIT B - BUSINESS AND COLLATERAL LOCATIONS
---------------------------------------------
PAGE 2



C.     Bank Accounts of Borrower:

       Bank (with address)              Account Number     Type of Account
       -------------------              --------------     ---------------

1.     Wachovia Sank                    2000142793574      Operating 1 Account
       7400 West Camino Real Drive
       Boca Raton, Fl. 33433

 2.    Wachovia Bank                    200014279368       Payroll Account
       7400 West Camino Real Drive
       Boca Raton, FL 13433

 3.    Bank of America                  0467313224         Operating/petty Cash
       180 E. Carson Street
       Carson, CA 90220






                                              Borrower's Initial: [ILLEGIBLE]
                                                                  -----------
                                              Borrower's Initial: [ILLEGIBLE]
                                                                  -----------
                                              Officer's Initials: [ILLEGIBLE]
                                                                  -----------